SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:     The George Putnam Fund of Boston -- Class A Shares
Fiscal period ending:  July 31, 1997
Inception date (if less than 10 years of performance):

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,239,22 $1,882.00    $2,918.15

T   =  Average Annual
       Total Return             23.92%    13.48%       11.30%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends             $8,468,584

Expenses                           $1,922,084

Reimbursement                      $0

Average shares                     136,818,620

NAV                                $18.95

Sales Charge                       5.75%

POP                                $20.11

Yield at POP                       2.87%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  The George Putnam Fund of Boston -- Class B Shares
Fiscal period ending:  July 31, 1997
Inception date (if less than 10 years of performance): April 27,
1992

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,254.56   $1,905.06 $2,854.52

T   =  Average Annual
       Total Return             25.46%       13.76%   11.06%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends             $2,858,294

Expenses                           $1,174,030

Reimbursement                      $0

Average shares                     46,433,737

NAV                                $18.82

Maximum Contingent Deferred
    Sales Charge                   5.0%

Yield at NAV                       2.32%


 SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  The George Putnam Fund of Boston -- Class M Shares
Fiscal period ending:  July 31, 1997
Inception date (if less than 10 years of performance):  December
1, 1994

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,262.58 $1,877.84    $2,817.86

T   =  Average Annual
       Total Return             26.26%    13.43%       10.92%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends             $596,410

Expenses                           $209,422

Reimbursement                      $0

Average shares                     9,748,291

NAV                                $18.82

Sales Charge                       3.50%

POP                                $19.50

Yield at POP                       2.45%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The George Putnam Fund of Boston -- Class Y Shares
Fiscal period ending:  July 31, 1997
Inception date (if less than 10 years of performance):  April 1,
1994

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,317.76   $2,015.58 $3,125.09

T   =  Average Annual
       Total Return             31.78%      15.05%    12.07%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends             $1,171,065

Expenses                           $191,131

Reimbursement                      $0

Average shares                     18,618,549

NAV                                $18.98

Yield at NAV                       3.35%